As filed with the Securities and Exchange Commission on April 21, 2022
1933 Act Registration No. 333-144272
1940 Act Registration No. 811-04160
CIK No. 0000757552

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 18
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 50
Lincoln Life Flexible Premium Variable Life Account JF-A
(Exact Name of Registrant)
Lincoln Ensemble® III VUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1301 South Harrison Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Craig Beazer, Esq.
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
Jassmin McIver-Jones
The Lincoln National Life Insurance Company
100 N. Greene Street
Greensboro, North Carolina 27401
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2021 was filed March 29, 2022.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2022 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on XX XX, 2021 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be ___________.

Lincoln Life Flexible Premium Variable Life Account JF-A
The Lincoln National Life Insurance Company
Home Office Location:
1301 South Harrison Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy

This Prospectus describes the Lincoln Ensemble III, a flexible premium variable life insurance contract (the “Policy”), offered by the Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A (“Separate Account JF-A” or “the Separate Account”), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.
The state in which your Policy is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will be allowed in your Policy. All material state variations are discussed in this prospectus. However, non-material variations may not be discussed. You should refer to your Policy for these state-specific features. Please contact the Administrative Office or your registered representative regarding availability.
This Prospectus also describes the Division used to fund the Policy through the Separate Account. Each Division invests exclusively in a single Portfolio. Each Division invests in shares of certain funds. Comprehensive information on the funds may be found in the funds’ prospectus which are available online at www.lfg.com/VULprospectus. More information about the funds can be found in Appendix A later in this prospectus.
Not all Divisions may be available under all Policies or in all jurisdictions. Your prospectus and other shareholder reports will be made available on www.lfg.com/VULprospectus. If you wish to receive future reports in paper, free of charge, please call us at the number listed on the first page of the prospectus, send an email request to CustServSupportTeam@lfg.com or contact your registered representative. Your election to receive in paper will apply to all funds available under your Policy.
In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.
Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
The Policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.
You should also review the prospectuses for the funds and keep all prospectuses for future reference. All prospectuses and other shareholder reports will be made available on www.lfg.com/VULprospectus. If you wish to receive future shareholder reports in paper, free of charge, please call us at 1-800-487-1485, send an email request to CustServSupportTeam@lfg.com, or contact your registered representative. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Special Terms section.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2022

SPECIAL TERMS
The following terms may appear in your prospectus and are defined below:
Accumulation Value—The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.
Age—The Insured’s age at his/her nearest birthdays.
Allocation Date—The date when we play the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the age for deliver to you; or 2) the date we receive all administrative items needed to activate the Policy.
Attained Age—The age of the Insured at the last Policy Anniversary.
Beneficiary—The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.
Cash Value—The Accumulation Value less any Surrender Charge.
Code—Internal Revenue Code of 1986, as amended.
Company—The Lincoln National Life Insurance Company.
Cost of Insurance—A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.
Cumulative Minimum Premium—An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.
Date of Receipt—Any Valuation Date on which a notice or premium payment, other than the initial premium payment is received at our Administrative Office.
Death Benefit—The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.
Death Benefit Options—The methods for determining the Death Benefit.
Division—A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.
Fund—An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.
General Account—A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The 61-day period beginning on the Monthly Anniversary Date on which the Policy’s Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the non-lapse guaranteed is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.
Insured—The person on whose life the Policy is issued.
Issue Age—The Age of the Insured on the Policy’s Issue Date.
Issue Date—The effective date on which we issue the Policy.
Load Basis Amount—An amount per $1,000 of Specified Amount which varies by gender, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.
Loan Value—Generally, 90% of the Policy’s Cash Value on the date of a loan.
Minimum Annual Premium—The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deductions.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your

Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Date—The same date each month as the Policy Date.
Net Premium—The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.
Policy—The life insurance contract described in this Prospectus.
Policy Date—The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.
Policy Debt—The sum of all unpaid policy loans and accrued interest thereon.
Portfolio—A separate investment series of one of the Funds.
Premium Load—A charge we assess against premium payments.
Proof of Death—One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.
SEC—The Securities and Exchange Commission.
Separate Account JF-A or the Separate Account—Lincoln life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.
Specified Amount—The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy.
State—Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.
Surrender Charge—An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.
Surrender Value—Cash Value less any Policy Debt.
Target Premium—The premium from which first year commissions will be determined and which varies by gender, Issue Age, rating class of the Insured and Specified Amount.
Valuation Date—The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.
Valuation Period—The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

Important Information You Should Consider About the Policy
An investment in the contract is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	FEES AND EXPENSES			Location in Prospectus
Charges for Early Withdrawals	For a Full Surrender or partial withdrawal, for up to 9 years from the date of the Policy and up to 9 years from each increase in Specified Amount, you could pay a Surrender Charge of up to $47.04 (4.704%) per $1,000 of the Specified Amount.
	For example, if your Policy has a face amount of $100,000 and you surrender your Policy or take an early withdrawal, you could be assessed a charge of up to $4,704.			• Policy Charges and Fees
Transaction Charges	In addition to Surrender Charges, you may also be charged for other transactions, such as when you make a Premium Payment, transfer Policy Value between Divisions or exercise certain benefits.			• Policy Charges and Fees
Ongoing Fees and Expenses (annual charges)	• In addition to Surrender Charges and transaction charges, there are certain ongoing fees and expenses that are charged annually, monthly or daily.
• These fees include the Cost of Insurance Charge under the Policy, optional benefit charges, administrative fees, mortality and expense risk charges and Policy Loan interest.
• Certain fees are set based on characteristics of the Insured (e.g., age, gender, and rating classification). You should review your Policy Specifications page for rates applicable to you.
	• Owners will also bear expenses associated with the Portfolios under the Policy, as shown in the following table:			• Policy Charges and Fees
	Annual Fee	Minimum	Maximum
	Portfolio Fees and Expenses*	0.17%	1.70%
*As a percentage of Portfolio assets.
	RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy, including loss of principal.			• Principal Risks of Investing in the Policy

RISKS	Location in Prospectus
Not a Short-Term Investment	• This Policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
• Surrender Charges apply for up to 9 years from the Policy Date and up to 9 years from the date of any increase in your Specified Amount.
• Charges may reduce the value of your Policy and death benefit.
• Tax deferral is more beneficial to investors with a long-time horizon.	• Principal Risks of Investing in the Policy • Policy Charges and Fees
Risks Associated with Investment Options	• An investment in the Policy is subject to the risk of poor investment performance of the Portfolios.
• Each Portfolio (including a General Account investment option) has its own unique risks. You should review each Portfolio’s prospectus before making an investment decision.	• Principal Risks of Investing in the Policy
Insurance Company Risks	• Any obligations, guarantees, and benefits of the contract are subject to the claims-paying ability of Lincoln Life. If Lincoln Life experiences financial distress, it may not be able to meet its obligations to you. More information about Lincoln Life, including its financial strength ratings, is available upon request from Lincoln Life or by visiting https://www.lfg.com/public/aboutus/investorrelations/financialinformation.
• You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.	• Principal Risks of Investing in the Policy • Lincoln Life, the Separate Account and the General Account
Policy Lapse	• Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too small in relation to the insurance amount and if investment results of the Divisions you have chosen are adverse or are less favorable than anticipated.
• Outstanding Policy Loans (plus interest) and Partial Surrenders will increase the risk of lapse. The death benefit will not be paid if the Policy Lapsed.	• Principal Risks of Investing in the Policy • Lapse and Reinstatement
RESTRICTIONS	Location in Prospectus
Investments	• We reserve the right to charge for each transfer between Divisions in excess of 24 transfers per year.
• We reserve the right to close, add, substitute or remove Divisions as investment options under the Policy. A Portfolio may also be merged into another Portfolio.	• Transfer Fee • Division Availability and Substitution of Funds

	RESTRICTIONS	Location in Prospectus
Optional Benefits	• Riders may alter the benefits or charges in your Policy. Rider availability and benefits may vary by state of issue or selling broker-dealer and their election may have tax consequences. Riders may have restrictions or limitations, and we may modify or terminate a rider, as allowed. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders or Policy features.	• Riders
	TAXES	Location in Prospectus
Tax Implications	• You should always consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.
• Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
	• There is no additional tax benefit to you if the Policy is purchased through a tax-qualified plan or individual retirement account (IRA).	• Tax Issues
	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation	• Investment professionals typically receive compensation for selling the Policy to investors.
• Registered representatives may have a financial incentive to offer or recommend the Policy over another investment for which the investment professional is not compensated (or compensated less).
	• Registered representatives may be eligible for certain cash and non-cash benefits. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans.	• Distribution of the Policies and Compensation
Exchanges	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.	Change of Plan (located in the SAI)

Overview of the Policy
What is the purpose of the Policy?
Ensemble III is a flexible premium variable life insurance policy. The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.
To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's gender in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.
The Policy is built around its Accumulation Value, which changes each business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The policy may not be traded on any stock exchange and is not intended to be sold on any secondary market.
We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.
When do I have to pay Premiums and how do they get invested?
The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Administrative Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).
After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.
For monies allocated to the Division, we use your premium payments to purchase shares of funds that follow investment objectives similar to the investment objectives of the corresponding Portfolio. We refer to these funds as “Portfolios”. More information about the Portfolios are provided in an Appendix. Please see Appendix A: Funds Available Under the Policy. Comprehensive information on the funds may be found in the funds’ prospectuses which are available online at www.lfg.com/VULprospectus. You can also obtain this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.

What are the primary features and options that the Policy Offers?
Death Benefit Protection. At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.
Upon the death of the Insured, we will pay your designated Beneficiary a death benefit while this Policy remains in force. See the Death Benefit section of this prospectus for more information.
Coverage Guarantee. If your total premiums paid (less withdrawals, and Policy Debt) exceed the cumulative required no-lapse premiums, and the no-lapse guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.
Access to Cash Values through Surrenders and Withdrawals. At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. You may also make a written request to withdraw part of your Surrender Value. We charge the lesser of $50 or 2% of the withdrawal. Both may have tax consequences.
Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.
Protection of Proceeds. To the extent provided by the law, the proceeds of the Policy are not subject to any claims by a Beneficiary’s creditors or to any legal process against any Beneficiary
Loans. You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.
Transfers. You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges. We also offer two automated transfer programs: Dollar Cost Averaging and Automatic Rebalancing. You may incur an additional fee for transfers in excess of 20 transfers in any policy year.
Tax Treatment. Variable life insurance policies have significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis until withdrawn, and transfers from one Division to another or to the General Account generate no current taxable gain or loss. There may be adverse tax consequences (i.e. a 10% penalty) in the event of a Surrender or withdrawal if the Owner is under the age of 59½.
Additional Benefits. There are several additional benefits you may add to your Policy by way of riders, including benefits that accelerate the payment of your death benefit under certain circumstances or  help manage the risk of Policy Lapse. An additional charge may apply if you elect a rider. The riders available with this Policy are listed in the Riders section of this prospectus.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy Specifications for information about the specific fees you will pay each year based on the options you have elected.
The fees shown in the tables below are the maximums we can charge.
Transaction Fees
The first table describes the fees and expenses that you will pay at the time that you buy your Policy, surrender or make withdrawals from your Policy, or transfer cash value between Divisions.
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)[1]	When you pay a Premium	As a percentage of the Premium Payment paid:
• 3% in all Policy Years
Premium Tax[1]	When you pay a Premium	Up to 2.5% charge included in the Sales Charges included in the Premium (Load)
Federal Income Tax Charge[1]	When you pay a Premium	1.25%
Maximum Deferred Sales Charge (Load)*,2	When you take a Full Surrender, partial withdrawal, or reduce the Specified Amount	• Maximum Charge: $47.04 per $1,000
• Maximum Charge for a Representative Insured (42 year old, male non-smoker, Preferred Plus rating class): $12.28 per $1,000 of Specified Amount
Transfer Fees	Applied to any transfer request in excess of 12 made during any Policy Year.	Maximum Charge: $50 for each additional transfer
Partial Surrender Fee	Upon Withdrawal	The lesser of $50 or 2% of the partial withdrawal amount.
In-force Policy Illustrations	Upon Request	$50[3]
Net Policy Loan Interest Rate[4]	Upon each Policy Anniversary or, when applicable, loan repayment, Policy surrender, reinstatement of Policy or death of the Insured	Type A Loan: 0%[5] Type B Loan: 1% annually[5]
*	Charge varies based on individual characteristics of the Insured. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under “Premium Charges”.

[2]	This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and gender of the Insured. If you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender.
[3]	We currently waive this charge.
[4]	The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.
[5]	No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See “Policy Loans”.
Periodic Charges Other Than Annual Portfolio Fees and Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Contract Expenses
Cost of Insurance[5]	Monthly on Monthly Anniversary Date	As a dollar amount per $1,000 of Net Amount at Risk:[1]
• Maximum: $83.33 per $1,000
• Minimum: $0.06 per $1,000
• Maximum Charge for a Representative Insured (male, 42 year old, non-smoker, Preferred Plus rating class): $0.30 per $1,000
Acquisition Charge[2,5]	Monthly on Monthly Anniversary Date	As a dollar amount per $1,000 of Specified Amount:
• Maximum: $1.33 per $1,000
• Maximum Charge for a Representative Insured: (male, 42-year old, non-smoker, Preferred Plus rating class): $0.25 per $1,000
Mortality and Expense Risk Charge[3]	Accrued Daily	Maximum: 0.85% annually
Administrative Expense Charge	Monthly on Monthly Anniversary Date	$10 per month
Tax Charge[4]	Each Valuation Period	Currently None
Optional Benefit Charges
Accelerated Benefit	Upon any payment of the rider’s benefit	$250, deducted from the benefit payment

Charge	When Charge is Deducted	Amount Deducted
Accidental Death Benefit	Monthly on the Monthly Anniversary Date	As a dollar amount per $1,000 of Insurance Risk[6,14]
• Maximum Charge: $0.16 per $1,000
• Maximum Charge for a Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): $0.08 per $1,000
Additional Coverage	Monthly on the Monthly Anniversary Date	Cost of Insurance Charge:[13,14]
• Maximum Charge: $83.33 per $1,000 of Net Amount at Risk
• Maximum Charge for Representative Insured (male 42-year old, non-smoke, Preferred Plus rating class): $0.30 per $1,000 of Rider Specified Amount
Rider Acquisition Charge:
• Maximum Charge: $1.33 per $1,000 of Rider Specified Amount in Year 1 and $0.67 per Rider Specified Amount; $0.00 thereafter[7,14]
• Maximum Charge for Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): $0.25 per $1,000 of Rider Specified Amount in year 2 and $0.12 per $1,000 of Rider Specified Amount in year 2
Unit Expense Charge:[8]
• $0.01 per $1,000 of Rider Specified Amount
Rider Surrender Charge:[8,14]
• Maximum Charge: $52.07 per $1,000 of Rider Specified Amount in Rider Years 1 – 9
• Maximum Charge for Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): $28.32 in Policy Year 1, decreasing to $5.31 per $1,000 of Rider Specified Amount in Policy Year 9

Charge	When Charge is Deducted	Amount Deducted
Automatic Increase	Monthly on the Monthly Anniversary Date	As a dollar amount per $1,000 of Initial Specified Amount[9,14]
• Maximum Charge: $0.11 per $1,000
• Maximum Charge for a Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): $0.01 per $1,000
Children’s Term Insurance	Monthly on the Monthly Anniversary Date	• $0.50 per $1,000 of Death Benefit
Death Benefit Maintenance	Beginning at Attained Age 90, Monthly on the Monthly Anniversary Date	• $6.80 per $1,000 of rider amount, offset by reduction in Cost of Insurance
Disability Waiver of Deductions	Monthly on the Monthly Anniversary Date	Increase in Monthly Charges[10,14]
• Maximum: 23.7%
• Maximum for Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): 7.5%
Disability Waiver of Specified Premium	Monthly on the Monthly Anniversary Date	As a dollar amount per $1 of Specified Premium Waived[11,14]
• Maximum: $0.14 per $1
• Maximum for Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): $0.05 per $1
Guaranteed Death Benefit	Monthly on the Monthly Anniversary Date	• $0.01 per $1,000 of Specified Amount
Guaranteed Insurability Rider	Monthly on the Monthly Anniversary Date	As a dollar amount per $1,000 of Specified Amount[12,14]
• Maximum Charge: $0.16 per $1,000
• Maximum Charge for Representative Insured (male, 35-year old, non-smoker, Preferred Plus rating class): $0.11 per $1,000[15]
Spouse Term Rider	Monthly on the Monthly Anniversary Date	As a dollar amount per $1,000 of Death Benefit[13,14]
• Maximum Charge: $25.48 per $1,000
• Maximum Charge for Representative Insured (female, 42-year old, non-smoker, Preferred Plus rating class): $0.20 per $1,000

Charge	When Charge is Deducted	Amount Deducted
Supplemental Coverage Rider	Monthly on the Monthly Anniversary Date	Cost of Insurance Charge:[13,14]
• Maximum Charge: $83.33 per $1,000 of Net Amount at Risk attributable to the Rider
• Maximum Charge for Representative Insured (male 42-year old, non-smoker, Preferred Plus rating class): $0.30 per $1,000 of Rider Specified Amount.
Rider Acquisition Charge:
• Maximum Charge: $1.33 per $1,000 of Rider Specified Amount in Year 1 and $0.67 per Rider Specified Amount[7,14]
• Maximum Charge for Representative Insured (male, 42-year old, non-smoker, Preferred Plus rating class): $0.25 per $1,000 of Rider Specified Amount in Rider year 1 and $0.12 per $1,000 of Rider Specified Amount in year 2[13]
Unit Expense Charge:
• Guaranteed $0.01 per $1,000 of Rider Specified Amount
[1]	The cost of insurance charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see “Cost of Insurance”.
[2]	The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the gender, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. For more information about the acquisition charge, see “Acquisition Charge”.
[3]	The rates given are effective annual rates.
[4]	We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See “Charges and Fees Assessed Against the Separate Account”.
[5]	The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

[6]	The monthly rate for this rider is based on the Attained Age of the Insured.
[7]	This charge varies based on the gender, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy.
[8]	This charge varies depending on the Issue Age, risk classification and gender of the Insured. The calculation and operation of this charge is similar to the calculation of the Surrender Charge on the Policy.
[9]	The monthly rate for this rider is based on Issue Age of the Insured.
[10]	The charge percentage for this rider is based on Attained Age of the Insured.
[11]	The monthly rate for this rider is based on gender, Attained Age, and rating class of the Insured.
[12]	The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.
[13]	This charge varies based on Attained Age, gender, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy.
[14]	The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.
[15]	This rider is not available to Insureds beyond Issue Age 40.
The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Policy. A complete list of Portfolios available under the Policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Policy.
Annual Fund Expenses	Minimum	Maximum
(expenses are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses)	0.17%	1.70%*
*	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Portfolios may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.45%. These waivers and reductions generally extend through April 30, 2023 but may be terminated at any time by the Portfolio. Refer to the Portfolio’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Portfolios which operate as Fund of Funds. Refer to such Portfolio’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Portfolios have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Portfolio, copies of which accompany this prospectus or may be obtained online at www.lfg.com/VULprospectus or by calling 1-800-487-1485.
Principal Risks of Investing in the Policy
Dates. The Policy specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date) refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as ”Issue Date“ or ”Policy Issue Date“ (or ”Rider Issue Date“) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple of years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.
Suitability. Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.
Risk of Lapse. If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the Grace Notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.
Tax. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract (”MEC“). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.
Existing tax laws that benefit this Policy may change at any time.
Withdrawal and Surrender. A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.
A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.
A surrender or partial withdrawal may have tax consequences.
Loans. Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.
Portfolio risks. Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.
Investment Risk. If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Portfolios, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber-security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Portfolios or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.
In addition to cyber-security risks, we are exposed to risks related to natural and man-made disasters and catastrophes, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability or willingness of our employees or the employees of our service providers to perform their job responsibilities. Even if our employees and the employees of our service providers are able to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from contract owners. Catastrophic events may negatively affect the computer and other systems on which we rely, impact our ability to calculate accumulation unit values, or have other possible negative impacts. There can be no assurance that we or our service providers will be able to successfully avoid negative impacts associated with natural and man-made disasters and catastrophes.
COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic that emerged in 2020 continued to adversely affect us during 2021 and are expected to continue to adversely affect our business, results of operations and financial condition in 2022. The COVID-19 pandemic led to an extreme downturn in and volatility of the capital markets in the early part of 2020, record low interest rates and wide-ranging changes in consumer behavior, including as a result of quarantines, shelter-in-place orders and limitations on business activity. While various treatments and vaccines are now available, COVID-19 variants continue to emerge, which could prolong or lead to increased hospitalization and death rates. We continue to monitor U.S. CDC reports related to COVID-19 and the potential impacts of the COVID-19 pandemic on our Life Insurance and Group Protection segments. The ultimate impact on our business, results of operations and financial condition depends on the severity and duration of the COVID-19 pandemic and related health, economic and business impacts and actions taken by governmental authorities and other third parties in response, each of which is uncertain, rapidly changing and difficult to predict.

Lincoln Life, The Separate Account and The General Account
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.
Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under ”How to Obtain More Information.“ Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.
The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.
The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.
We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0%.
If you do not accept the Policy issued as applied for or you exercise your “free look” option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.
Separate Account. An investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.
The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.
The Separate Account was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the “Transfer”) and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Division(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.
The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.
No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.
Our Financial Condition.
How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please contact out Administrative Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lfg.com/VULprospectus.
Fund Participation Agreements
In order to make the Portfolios available, Lincoln Life has entered into agreements with the Division’s Portfolio or their advisors or distributors. In some of these agreements, we must perform certain services for the Portfolio advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the Portfolio; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.25% based upon the assets of a Portfolio attributable to the Policies.

Additionally, a Portfolio’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Century Variable Portfolios, Inc., American Funds Insurance Series, Deutsche VIP Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lincoln Variable Insurance Products Trust, PIMCO Variable Insurance Trust, ProFund® VP and T. Rowe Price Equity Series, Inc.
Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund’s average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The policy has been distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance with respect to policy renewal sales is 5% of all premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the policy owner has made at the time of application for the policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non cash compensation.” “Non-cash compensation,” as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers,” who control access to certain selling offices for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.
Divisions and Portfolios
You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.
If a Division imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Division has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
Selecting Investment Options
•	Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.
•	Understand the risks associated with the options you choose. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks. Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds.
•	Be informed. Read this prospectus and the Portfolio prospectus before choosing your investment options.
Separate Account Investments
The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.
The Separate Account is currently divided into 55 divisions, each of which invests in a single Portfolio.

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)
The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.
We create Divisions and select the Portfolios, the shares of which are purchased by amounts allocated or transferred to the Division, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by the funds, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Portfolio periodically after it is selected. Upon review, we may either close a Division or restrict allocation of additional Premium Payments to a Division if we determine the Portfolio no longer meets one or more of the factors and/or if the Division has not attracted significant Owner assets. Alternatively, we may seek to substitute another Portfolio which follows a similar investment objective as the Portfolio, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
An investment in the LVIP Government Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.
Some of the Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.
Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.
We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.
Certain of the Portfolios, including those managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Portfolios' overall volatility, and for some Portfolios, to also reduce the downside exposure of the Portfolios during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Portfolio in rising equity markets relative to other Portfolios. Also, several of the Portfolios may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Portfolio prospectus. For more information about the Portfolio and the investment strategies they employ, please refer to the Portfolios' current prospectuses. For more information about the Portfolios and the investment strategies they employ, please refer to the Portfolios' current prospectuses.
Information regarding each Portfolio, including (i) its name; (ii) its objective; (iii) its investment advisor and any sub-investment advisers; (iv) its current expenses; and (v) and certain performance is available in Appendix A: Funds Available Under the Policy at the back of this prospectus. Comprehensive information on each Portfolio may be found in that Portfolio’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds are available by calling 1-800-487-1485, by emailing a request to CustServSupportTeam@lfg.com, or on-line at www.lfg.com/VULprospectus.
Fund Additions, Deletions or Substitutions
We reserve the right, subject to compliance with appropriate state and federal laws, to add, change or eliminate shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. A Portfolio may also discontinue offering their shares to the Divisions. If required by law, we will obtain any required approvals from Policyowners, the SEC, and state insurance regulators before substituting any Portfolio. Substituted Portfolios or Fund may have higher charges than the Portfolio or Fund being replaced.
We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;
•	Change the investment objective of the Separate Account,
•	Operate the Separate Account as a management investment company, unite investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
We may close Portfolios to Policyowners that purchase a new Policy after a specified date, and these Policyowners may not allocate Net Premium Payments or policy value to the closed Portfolio. Policyowners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Portfolio.
From time to time, certain of the Divisions may merge with other funds. If a merger of a Division occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Portfolio may become unavailable due to the liquidation of its Division. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Division to the money market portfolio or a Portfolio investing in another Division designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market portfolio or a Portfolio investing in another Division designated by us unless otherwise instructed by you.
Placing or transferring money into the money market portfolio may have impacts on other features of your Policy. Prior to moving money into the money market portfolio or allowing it to default into the money market portfolio as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
Voting Rights
In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.
We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.
We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.
Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not to provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
Disregard of Voting Instructions
When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.
We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

Policy Charges and Fees
Charges & Fees Assessed Against Premium
Premium Charges
Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issues for delivery to residents of the Commonwealth of Puerto Rico) the following fees and charges:
•	A state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).
•	A federal income tax charge of 1.25% (“Federal Income Tax Charge”) which reimburses us for our increased federal tax liability under the federal tax laws.
•	A Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.
The premium charges are also applied to premiums received pursuant to replacements or exchanges under section 1035 of the Code.
For Policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% for the first 10 Policy Years, 3.75% after Policy Year 10 before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.
The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.
Charges & Fees Assessed Against Accumulation Value
Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.
Monthly Deduction
On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.
The Monthly Deduction equals:
(i)	the Cost of Insurance for the Policy (as described below), plus
(ii)	a Monthly Administrative Fee of $10, plus
(iii)	a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus
(iv)	the cost of optional benefits provided by rider, plus
(v)	a monthly Acquisition charge on the amount of the increase during the first 24 months following any increase in Specified Amount, plus

(vi)	the cost of optional benefits provided by rider.
Cost of Insurance. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.
The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where
(i)	is the current Cost of Insurance Rate as described in the Policy;
(ii)	is the death benefit at the beginning of the policy month divided by 1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and
(iii)	is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.
The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, gender (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.
The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (included reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.
The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.
Monthly Administrative Expense Charge. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.
Acquisition Charge. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by gender, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per month per $1000 of Specified Amount in year 1 and $0.67 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.
To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.
Charges for Optional Benefits. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

Charges & Fees Assessed Against The Separate Account
Mortality and Expense Risk Charge
We will assess a charge on a daily basis against each Division at a current annual rate of .60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions, to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.
The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.
Administrative Charge for Transfers or Withdrawal
We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.
Charges Deducted Upon Surrender
If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.
The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, gender of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.
For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:
Policy Year	Surrender Charge as a Percentage of Initial Surrender Charge*
0-5	100%
6	80%
7	60%
8	40%
9	20%
10+	0%
*	May be lower at some ages.
For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228.00. The Surrender Charge applicable in any Policy Year therefore would be as follows:
Policy Year	Surrender Charge
0-5	$1,228.00

6	$982.40
7	$736.80
8	$491.20
9	$245.60
10 +	$0
We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount.
The Surrender Charge on an increase in Specified Amount is described in “Surrender Charges on Increase in Specified Amount” below.
The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68.
A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.
Surrender Charges on Surrenders and Withdrawals
All applicable Surrender Charges are imposed on Surrenders.
We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See “Withdrawals”) The Surrender Charge does not apply to Policy loans.
We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.
Surrender Charges on Increases in Specified Amount
Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.
The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.
Other Charges
We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

Your Insurance Policy
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insured and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue age; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Administrative Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Ownership Rights
While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.
Right of Policy Examination (“Free Look Period”)
The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Administrative Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by state law). Return the Policy to the Company at 100 N. Greene Street, Greensboro, NC 27401. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law .

You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments or you are 60 years or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the General Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the General Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Minimum Specified Amount
The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amount as issue. We may reinsure all or a portion of the Policy.
Transfers
The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) (“market timing services”) to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of a Portfolio . These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the Portfolio securities are valued. For example, Portfolios which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective Portfolios describe how their pricing procedures work as well as any steps such funds may take to detect market timing.
We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.
In addition, the Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions.

Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Portfolio or its Principal Underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Portfolio.
However, if we, or the investment adviser to any of the Portfolios, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the Portfolios are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the Portfolios have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.
We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services. We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.
In addition, orders for the purchase of Portfolio shares may be subject to acceptance by the Portfolio. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding Portfolio is not accepted for any reason. Some of the Portfolios may also impose redemption fees on short-term trading (i.e., redemptions of Portfolio shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Portfolios. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
We have the right to terminate, suspend or modify these provisions.
The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.
You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.
Transfer and financial requests received in Good Order before the close of regular trading on the New York Stock Exchange (generally 4:00 pm eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the

Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so. We reserve the right to modify these restrictions.
We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.
Telephone and Internet Transfers, Loans and Reallocations
You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Administrative Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in Good Order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.
We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.
We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the General Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the General Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the General Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the General Account of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
Other Benefits Available Under the Policy
In addition to the Death Benefit under the Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table. More information about each rider follows the table.
Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Accelerated Benefits Riders	Pays a portion of the death benefit upon insured being Terminally Ill, or confined to a nursing home.	Optional	• Subject to terms of the Rider. • Restricted by underwriting class.
Accidental Death Benefit Rider	Provides a benefit in the event of accidental death.	Optional	• Subject to terms of the Rider.
Additional Coverage Rider	Provides coverage in addition to the base coverage provided by the Policy.	Optional	• Will incur a higher Surrender Charge if surrendered within the first nine Policy Years.
• The Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount and the rider.
• Subject to underwriting requirements.
• There is a monthly Acquisition Charge.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Automatic Increase Rider	Allows for scheduled annual increases in Specified Amount from 1% to 7%.	Optional	• Subject to terms of the Rider.
Children’s Term Insurance Rider	Provides increments of level term insurance on the Insured’s children.	Optional	• Subject to terms of the rider.
Death Benefit Maintenance Rider	Guarantees the Specified Amount as long as the Rider is in force and has a positive Surrender Value.	Optional	• Reduced by the amount of any Death Benefit Option change between the age 90 and the Attained Age 100.
• Death Benefit Option II will be set at Attained Age 100.
• Subject to terms of the Rider.
• There is a monthly charge.
Disability Waiver of Deductions	In the event of disability the Monthly Deductions for the Policy will be waived.	Optional	• Eligible issue ages for this Rider are 0 – 60.
• Disability of the Insured must be after Attained Age 5 and before age 65.
• Disability occurring after age 56 and before age 65, the maximum benefit period is 15 years.
Disability Waiver of Specified Premium	If the Insured is disabled prior to age 65, a monthly premium will be paid into the Policy.	Optional	• Specified monthly premiums will be paid after the beginning of and during commencement of total disability.
• Charges may vary by age, gender and underwriting class.
• Will increase each year with Attained Age.
Guaranteed Death Benefit Rider	Guarantees Policy will remain in force during the guarantee period with a Death Benefit equal to the Specified Amount.	Optional	• Death Benefit will be equal to the Specified Amount provided that the cumulative minimum premium requirement is met.
• The premium requirement is based on Issue Age, gender, smoking status, underwriting class, Specified Amount and Death Benefit Option.
• If Specified Amount is increased, an additional premium based on Attained Age will be required for such increase.
• There is a monthly charge.
Guaranteed Insurability Rider	Allows Owner to purchase increases of Specified Amount without providing evidence of insurability.	Optional	• Can only be purchased during 60-day periods which on regular specified option dates. • Minimum increase is $10,000 the maximum increase is the lesser of $50,000 or the original Specified Amount.

Name of Benefit	Purpose	Standard or Optional	Brief Description of Restrictions/Limitations
Spouse Term Rider	Provides term insurance coverage on the spouse of the Insured up to age 95.	Optional	• Subject to terms of the Rider.
Supplemental Coverage Rider	Allow Owner to purchase supplemental coverage, increasing the Death Benefit.	Optional	• There are additional charges associated with the Rider. • The Additional Coverage Rider is not available is this Rider is elected. • Rider will terminate at Insured’s Attained Age 100.
Dollar Cost Averaging	An investment strategy that divides up the total amount to be invested in one or more Divisions over a specified period of time. This averages the purchase cost of the assets over time and helps to reduce the potential market volatility.	Optional	• Must apply at issue.
• You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll.
• Minimum Periodic Transfer Amount is $250.
• Minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division.
Automatic Rebalancing	To periodically restore Division exposure to a pre-determined level selected by the policyholder to reduce potential risk of exposure to market volatility.	Optional	• Must apply at issue. • Subject to a minimum of 5% per Division or General Account.
Accelerated Benefit Rider—pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.
Accidental Death Benefit Rider—provides a benefit in the event of accidental death, subject to the terms of the rider.
Additional Coverage Rider—provides coverage in addition to the base coverage provided by the Policy.
The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements.
The minimum Specified Amount for the Policy with the Rider attached is $100,000. The Rider Specified Amount is added to the Policy Specified Amount to determine the Death Benefit, the Net Amount at Risk and the Cost of Insurance. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.
There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by gender, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See “Definitions” on pages 11 and 12 of the Prospectus.
The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.
There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, gender, underwriting class, and Policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.
Automatic Increase Rider—allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.
Children's Term Insurance Rider—provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.
Death Benefit Maintenance Rider—Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.
Disability Waiver of Deductions—In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

Disability Waiver of Specified Premium—If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability.
We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, gender and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.
Guaranteed Death Benefit Rider—guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, gender, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.
Guaranteed Insurability Rider—allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.
Spouse Term Rider—provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.
Supplemental Coverage Rider—allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, gender and smoking status of the Insured.
There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.
Rider features and availability will vary by state.
Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.
Optional Allocation Programs
You may elect to participate in Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.
You may establish automated transfers of a specific dollar amount (the “Periodic Transfer Amount”) on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.
Automatic Portfolio Rebalancing is a feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.
You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at any time.
You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.
Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.
Continuation of Coverage
At the Insured's Attained Age 100, we will make several changes to your Policy as follows:
•	Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;
•	The Death Benefit Option in effect may not be changed;
•	No further premiums will be accepted;
•	No further Monthly Deductions will be taken;
•	The Monthly Accumulation Value Adjustment will no longer apply;
•	The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and
•	Any riders attached to the Policy will terminate as stipulated in the riders’ termination provision.

State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges, restrictions, limitations and fees will be allowed in your Policy. You should refer to your Policy for these state specific features. All state variations are discussed in the prospectus, however, non-material variations may not be discussed. Please contact the Administrative Office or your registered representative regarding availability.
Premiums
The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Administrative Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers).
If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction.
The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See “NO LAPSE GUARANTEE”.)
You may increase Planned Premiums, or pay additional Premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.
In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, gender and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See “Grace Period”)
Allocation of Premium
We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any Division or the General Account is 5%. Allocation percentages must be in whole numbers only and must total 100%. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in Good Order at our Administrative Office. The Allocation Date is before the close of regular trading on the New York Stock Exchange (generally 4:00 pm eastern time on a business day). There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the next accumulation unit value computed the following trading day. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See “Right of Policy Examination”)
You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See “Transfers and Allocations to Funding Options”)
Policy Values
The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.
On the Allocation Date, the Accumulation Value in the Separate Account (the “Separate Account Value”) equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:
(i)	the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor described below, for the current Valuation Period, plus
(ii)	any Net Premium we receive during the current Valuation Period which is allocated to the Division, plus
(iii)	all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, minus
(iv)	the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, minus
(v)	all withdrawals from the Division during the current Valuation Period.
Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.
We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:
(i)	is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;
(ii)	is the amount allocated to the Divisions at the beginning of the Policy Year;
(iii)	is the Type B loan balance at the beginning of the Policy Year; and
(iv)	is the Guideline Single Premium at issue under section 7702 of the Code, adjusted for any increases in Specified Amount.
See “Policy Loans” for a description of Type B loans.
The General Account Value. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners' obligations.
The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance company's fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information please see ”The Company“, ”The Separate Account“ and the ”General Account“ of this prospectus.
Note that there are significant limitations on your right to transfer your Policy Value from the General Account and, due to these limitations, if you want to transfer all of your Policy Value from the General Account to one or more Divisions, it may take several years to do so. Therefore, you should carefully consider whether the General Account meets your investment needs.
Unit Values. We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.
The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Asset Value method. We will achieve substantially the same result using either method.
The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:
(1)	is the sum of:
(a)	the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus
(b)	the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period.
(2)	is the Net Asset Value of a Portfolio share heled in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and
(3)	is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.
Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.
You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.
The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See “Charges Deducted Upon Surrender.”)
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation until values, Sub-Account values, the General Account Value, and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
Death Benefits
Death Benefit
The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.
Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.
All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.
If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the Insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of the Insured and any other necessary claims requirements, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.
If you elect SecureLine®, an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check.

The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient's SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient's SecureLine® account may be more or less than the rate earned on funds held in Lincoln's General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
Death Benefit Options
At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.
Option I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.
Option II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.
Option III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid les any withdrawals to the date of the death or (ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premium paid then the Death Benefit will be less than the Specified Amount.
The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

Changes to the Specified Amount and Death Benefit Options
You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.
Increase or Decrease in Specified Amount
You may increase or decrease the Specified Amount of this Policy after the first Policy Year, so long as you send a written request to our Administrative Office. However:
•	Any increase or decrease must be at least $25,000.
•	You must be under Attained Age 86 at the time you request an increase.
•	Any increase or decrease will affect your cost of insurance charge.
•	Any increase or decrease may affect the monthly Accumulation Value Adjustment.
•	We may require evidence of insurability for an increase.
•	Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.
•	Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or follows the approval of the increase or decrease.
•	We will assess a new Acquisition Charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1,000 of increase in Specified Amount, which varies by gender, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.
•	Any increase will result in a new Surrender Charge.
•	We will assess a pro rate Surrender Charge of decreases.
•	Any increase during the first 5 Policy Years will result in an increase in the Minimum Premium.
•	There must be 12 months between increases or decreases.
•	Any decrease may result in federal tax implications (See “Federal Tax Matters”).
•	No decrease may decrease the Specified Amount below $25,000.
•	Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.
•	We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy become a MEC because of additional 1035 exchange money we receive after the Policy is issued.
Change in Death Benefit Option
Any change in the Death Benefit Option is subject to the following conditions:
•	The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.
•	There will be no change in the Surrender Charge.
•	Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.
•	If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value at the time of the change.

•	If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.
•	If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.
•	If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.
•	Changes from Option I or II to Option III are not allowed.
We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.
If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.
Death Benefit Qualification Test
You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.
The guideline premium test limits the amount of premium payable for an Insured of a particular age and gender. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.
Following are the Corridor Percentages under the Guideline Premium Test:
Age	%	Age	%	Age	%	Age	%
0 - 40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94+	101%
The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and gender for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.
Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.
The tests differ as follows:
(1)	the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.
(2)	the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.
(3)	If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.
(4)	If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.
You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.
The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.
	Cash Value Accumulation Test	Guideline Premium Test
Specified Amount	100,000	100,00
Accumulation Value	52,500	52,500
Corridor Percentage	288%	215%
Total Premiums less Withdrawals	15,000	15,000
Death Benefit Option I	151,200	112,875
Death Benefit Option II	152,500	152,500
Death Benefit Option III	N/A	115,000
Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See “Withdrawals”) The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.
Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.
After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.
Policy Surrenders
By Written Request, you may surrender or exchange the Policy under Code Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in Good Order at our Administrative Office before the close of the New York Stock Exchange (generally 4:00 pm eastern time on a business day), we will process the request using the accumulation unit value computed on that Allocation Date. If we receive a surrender or withdrawal request at our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Allocation Date. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the next accumulation unit value computed the following trading day. The values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See “Death Benefits Proceeds”.)
Withdrawals
By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser or $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.
Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:
•	The Policy’s Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;
•	The Policy’s Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge, plus any applicable pro rata Surrender Charge;
•	The Death Benefit will be reduced by any amount equal to the reduction in Accumulation Value.
The withdrawal will reduce the Policy's values as described in the “Charges Deducted Upon Surrender” section.
If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.
If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.
You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt.
Systematic Disbursement Program
The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value.
We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.
In order to be eligible to participate in the Program your policy must qualify as follows:

•	There must be a minimum of $25,000 Surrender Value in the policy.
•	The policy must have reached its fifth policy anniversary.
•	The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.
•	The minimum systematic disbursement amount must be at least $100.
If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for “manual” withdrawals from the Policy are modified or changed as follows:
•	You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.
•	The fee that you will be charged will be the Administrative Fee of $50.
•	Withdrawals and loans made through the Program will be made “pro-rata”, that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.
•	The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.
•	Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make “manual” withdrawals as permitted in the Withdrawals section of the prospectus.
•	Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.
When you choose to participate in the Program partial withdrawals or loans will have the same effect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program, you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.
Policy Loans
We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.
We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.
Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.
We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at Attained Age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.
If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See “Grace Period”). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See “Reinstatement of a Lapsed Policy”.
You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.
An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
Lapse and Reinstatement
If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the Grace Notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.
Grace Period
Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this “lapse pending status”. During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.
We will send a Grace Notice to your last known address, according to our records, not less than 61 days before termination of the Policy. This Grace Notice will also be mailed to the last known address of any assignee of record.
The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.
If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.
No-Lapse Guarantee
A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required no-lapse premiums. Consult your Policy for minimum premium requirements and no-lapse periods.
There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:
•	if you have selected Death Benefit Option III;
•	if you have selected the Automatic Increase Rider;
•	if you change your Death Benefit from Option I to Option II;
•	if your Policy lapses and is subsequently reinstated.
Reinstatement of a Lapsed Policy
If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:
•	The Policy has not been fully surrendered.
•	You must apply for reinstatement within 5 years after the date of termination and before the Insured’s Attained Age 100.
•	We must receive evidence of insurability, satisfactory to us.
•	We must receive a premium payment sufficient, after deduction any policy expense charges, to restore the Cash Value to an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement.
•	If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.
•	Supplemental Benefits will be reinstated only with our consent. (See “Grace Period” and “Premium Payments.”)

The reinstated policy will be effective as of the monthly anniversary day after the date on which we approve your application for reinstatement. Surrender charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all monthly deductions due. If a policy loan is being reinstated, the policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
Tax Issues
General
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Federal Tax Status of the Company
For federal income tax purposes, under the Internal Revenue Code of 1986 as amended (the “Code”), the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.
Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy. Section 7702 of the Code established a statutory definition of life insurance for federal tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702. The Policy contains provisions not found in traditional life insurance policies. However, the Policy is intended to qualify as life insurance under the Code. As a result the Death Benefits payable will generally be excludable from the gross income of the Policy's Beneficiary.
If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.
We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Policies That Are MEC’s
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.
We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59½, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Other Considerations
Insured Lives Past Age 100.  If the Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the Insured attains age 100.

Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the U.S. Treasury Department (“Treasury”) may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.
Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, Treasury regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the Insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the Insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
Restrictions on Financial Transactions
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted, (c) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, partial withdrawal, surrender, or death benefit from a money market Division until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
Financial Statements
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 consolidated financial statements of the Company are located in the SAI.

Appendix A: Funds Available Under the policy
The following is a list of Underlying Funds currently available under the Policy. More information about the Underlying Funds is available in the Fund’s prospectus, which may be amended from time to time and found online at www.lfg.com/VULprospectus. You can also request this information at no cost by calling 1-800-487-1485 or by sending an email request to CustServSupportTeam@lfg.com.
The current expenses and performance information below reflects fees and expenses of the fund, but does not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Capital growth.	American Century VP International Fund - Class I	0.99%[2]	8.75%	14.35%	10.07%
Long-term capital growth; income is a secondary consideration.	American Century VP Value Fund - Class II	0.88%[2]	24.28%	9.39%	11.89%
Growth of capital.	American Funds Growth Fund - Class 2	0.60%	21.99%	25.43%	19.71%
Long-term growth of capital and income.	American Funds Growth-Income Fund - Class 2	0.54%	24.10%	16.39%	15.42%
To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000((Reg. TM)) Index, which emphasizes stocks of small US companies.	DWS Small Cap Index VIP Portfolio - Class B	0.68%[2]	14.18%	11.39%	12.67%
Long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio - Initial Class	0.60%	27.83%	20.17%	16.64%
Reasonable income with consideration of the potential for capital appreciation.	Fidelity® VIP Equity-Income Portfolio - Initial Class	0.51%	24.89%	11.95%	12.53%
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class	0.61%	23.21%	26.29%	19.70%
As high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Service Class 2	0.64%	-0.90%	4.08%	3.29%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.86%	25.31%	13.32%	13.00%
Long-term total return.	Franklin Small Cap Value VIP Fund - Class 2	0.91%	25.37%	9.94%	12.13%
Long-term growth of capital.	Goldman Sachs VIT Strategic Growth Fund - Institutional Shares	0.74%[2]	21.93%	24.59%	19.03%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Capital Appreciation.	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	0.71%[2]	13.29%	17.89%	10.64%
Maximum current income (yield) consistent with a prudent investment strategy.	LVIP Delaware Bond Fund - Service Class[3]	0.71%	-2.14%	3.68%	2.97%
Total return and, as a secondary objective, high current income.	LVIP Delaware High Yield Fund - Standard Class[3]	0.74%[2]	4.92%	6.11%	6.20%
Long-term capital appreciation.	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	0.73%[2]	27.10%	16.30%	15.09%
Long-term capital growth.	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	0.71%[2]	17.32%	10.46%	8.24%
A high level of current income with some consideration given to growth of capital. A fund of funds.	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	0.73%[2]	7.63%	6.95%	6.25%
A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. A fund of funds.	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	0.70%[2]	12.77%	8.42%	6.84%
A balance between a high level of current income and growth of capital, with an emphasis on growth of capital. A fund of funds.	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	0.71%[2]	10.82%	7.89%	6.53%
Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).	LVIP Government Money Market Fund - Standard Class	0.42%	0.02%	0.78%	0.40%
Current income and some capital appreciation. A fund of funds.	LVIP JPMorgan Retirement Income Fund - Service Class	0.94%[2]	5.60%	6.68%	6.03%
Current income and some capital appreciation. A fund of funds.	LVIP JPMorgan Retirement Income Fund - Standard Class This fund will be available on or about June 10, 2022. Consult your registered representative.	0.69%[2]	5.87%	6.94%	6.29%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Long-term capital appreciation.	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	0.76%[2]	29.08%	9.11%	9.13%
Long-term capital appreciation.	LVIP MFS International Growth Fund - Standard Class	0.78%[2]	11.24%	14.48%	10.06%
Capital Appreciation.	LVIP MFS Value Fund - Standard Class	0.62%[2]	25.46%	12.32%	13.49%
Long-term growth of capital. A fund of funds.	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	0.55%[2]	12.58%	8.01%	6.30%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP SSGA S&P 500 Index Fund - Standard Class[4]	0.23%	28.42%	18.18%	16.27%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP SSGA Small-Cap Index Fund - Standard Class	0.38%[2]	14.56%	11.56%	12.77%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2010 Fund - Standard Class This fund will merge into the LVIP JPMorgan Retirement Income Fund on or about June 10, 2022. Consult your registered representative.	0.69%[2]	8.61%	8.19%	6.55%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2020 Fund - Standard Class	0.67%[2]	10.23%	9.45%	7.27%
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2030 Fund - Standard Class	0.69%[2]	13.60%	10.89%	8.03%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
The highest total return over time consistent with an emphasis on both capital growth and income. A fund of funds.	LVIP T. Rowe Price 2040 Fund - Standard Class	0.71%[2]	16.93%	12.17%	8.71%
Long-term capital growth.	LVIP T. Rowe Price Growth Stock Fund - Standard Class	0.66%[2]	20.47%	23.29%	19.05%
Capital growth.	LVIP Wellington Capital Growth Fund - Standard Class	0.70%[2]	17.12%	26.67%	20.48%
Long-term capital appreciation.	LVIP Wellington SMID Cap Value Fund - Standard Class	0.78%[2]	28.20%	10.56%	12.74%
Capital Appreciation.	MFS® VIT Research Series - Initial Class This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.	0.78%[2]	24.80%	17.94%	15.64%
Total return.	MFS® VIT Utilities Series - Initial Class	0.78%[2]	14.09%	11.89%	9.93%
Maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio - Administrative Class	0.65%	-1.27%	3.94%	3.44%
Investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “index”).	ProFund® VP Asia 30	1.62%	-18.52%	8.58%	6.04%
Investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “index”).	ProFund® VP Europe 30	1.68%[2]	24.53%	6.48%	5.47%
Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “index”).	ProFund® VP Financials	1.66%	30.10%	12.00%	14.05%
Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Health CareSM Index (the “index”).	ProFund® VP Health Care	1.68%	21.54%	15.96%	15.67%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Growth Index (the “index”).	ProFund® VP Large-Cap Growth	1.68%[2]	29.86%	21.93%	17.18%
Investment results, before fees and expenses, that correspond to the performance of the S&P 500® Value Index (the “index”).	ProFund® VP Large-Cap Value	1.68%[2]	22.92%	10.08%	11.40%
Daily investment results, before fees and expenses, that correspond to one and one-quarter times the inverse (-1.25x) of the daily price movement of the most recently issued 30-Year U.S. Treasury Bond.	ProFund® VP Rising Rates Opportunity	1.61%	-0.07%	-11.11%	-8.95%
Investment results, before fees and expenses, that correspond to the performance of the S&P Small Cap 600® Growth Index.	ProFund® VP Small-Cap Growth	1.68%	20.64%	12.43%	13.43%
Investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index (the “index”).	ProFund® VP Small-Cap Value	1.68%[2]	28.56%	8.43%	11.60%
Investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TechnologySM Index (the “index”).	ProFund® VP Technology	1.58%	34.96%	30.24%	21.54%
Daily results that correspond to one and one-quarter times the daily price movement of the most recently issued 30 years US Treasury Bond.	ProFund® VP U.S. Government Plus	1.38%[2]	-7.08%	6.54%	3.70%
Long-term capital appreciation.	T. Rowe Price Mid-Cap Growth Portfolio - Class II This fund is available only to Policyholders who were allocating Net Premium to the Portfolio effective May 1, 2004.	1.09%[2]	14.57%	17.64%	16.07%
Long-term capital growth.	Templeton Foreign VIP Fund - Class 2	1.11%[2]	4.16%	2.71%	4.00%
To track the performance of a benchmark index that measures the investment return of mid-capitalization stocks.	Vanguard® VIF Mid-Cap Index Portfolio	0.17%	24.36%	15.72%	14.97%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 year	5 year	10 year
To seek to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs and other real estate related investments.	Vanguard® VIF Real Estate Index Portfolio	0.26%	40.21%	11.25%	11.43%
To provide long-term capital appreciation.	Vanguard® VIF Small Company Growth Portfolio	0.30%	14.22%	15.59%	14.89%
[1]	The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the Underlying Fund or the fund company.
[2]	This fund is subject to an expense reimbursement or a fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
[3]	Investments in Delaware VIP Series, Delaware Funds, Ivy Variable Insurance Portfolios, Ivy Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
[4]	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S& P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.

Additional Information.
More information about the policy and the Lincoln Life Flexible Premium Variable Life Account JF-A (the separate account) is in the current Statement of Additional Information (SAI) for the Ensemble III Flexible Premium Variable Insurance Contract, dated May 1, 2022, as amended or supplemented from time to time. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, or to request other information about the policy, or to make inquiries about the policy, call toll-free 1-800-487-1485, or write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348. You can also find the SAI and other information about the contract online at www.lfg.com/VULprospectus or by sending an email request to CustServSupportTeam@lfg.com.
Reports and other information about the separate account are also available on the SEC’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC File Nos. 333-144272; 811-04160
EDGAR Contract Identifier C000052169
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STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2022
Relating to Prospectus Dated May 1, 2022 for
Lincoln Ensemble® III VUL
Lincoln Life Flexible Premium Variable Life Account JF-A, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln Ensemble® III VUL product prospectus.
TABLE OF CONTENTS OF THE SAI

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GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(K) and 403(B) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”) also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.
Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.
The Policy, originally issued by JPFIC, will continue to be administered at the Administrative Office at 100 N. Greene Street Greensboro, NC 27401; the telephone number will remain 800-487-1485.
At December 31, 2021 the Company and its subsidiaries had total assets of approximately $392.0 billion and had $974.0 billion of insurance in force, while total assets of Lincoln National Corporation were $387.3 billion
We write individual life insurance and annuities, which are subject to Indiana law governing insurance.
Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our
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claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
The Separate Account
The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.
The Separate Account was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the “Transfer”) and was renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Division(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.
The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.
No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this policy is issued.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to
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secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,060,252 in 2021, $975,964 in 2020 and $929,554 in 2019 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and generally 5% of all other Premiums paid.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Fitch, and negative for Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.lfg.com/public/aboutus/investorrelations/financialinformation/ratings.
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About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Other Information
The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.
Broker World
Across the Board
Advertising Age
American Banker
Barron’s
Best’s Review
Business Insurance
Business Month
Business Week
Changing Times
Consumer Reports
Economist

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Financial Planning
Financial World
Forbes
Fortune
Inc.
Institutional Investor
Insurance Forum
Insurance Sales
Insurance Week
Journal of Accountancy
Journal of the American Society of CLU & ChFC
Journal of Commerce
Life Insurance Selling
Life Association News
MarketFacts
Manager’s Magazine
National Underwriter
Money
Morningstar, Inc.
Nation’s Business
New Choices (formerly 50 Plus)
New York Times
Pension World
Pensions & Investments
Rough Notes
Round the Table
U.S. Banker
VARDs
Wall Street Journal
Working Woman
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise the Lincoln Life Flexible Premium Variable Life Account M, as of December 31, 2021, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2021 and 2020 and for each of the three years in the period ended December 31, 2021 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Administration
The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.
If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company’s sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.
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Records and Reports
All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with State Street Bank and Trust Company, Kansas City, MO to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.
Custody of Assets
The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios’ assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company’s General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: 100 N. Greene Street, Greensboro, NC 27401.
POLICY INFORMATION
Group or Sponsored Arrangements
Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.
We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a “non-medical” or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.
We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.
The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.
Employee Benefit Plans
Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender.
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Maturity Benefit
While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.
Extension of Maturity Date
If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Administrative Office. We must receive your request before the existing Maturity Date.
If you exercise this option, after the original Maturity Date:
(1)	We will not accept additional premium payments;
(2)	We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;
(3)	The Death Benefit will always equal the Accumulation Value, as it may change from time to time;
(4)	Interest on Policy loans will continue to accrue and become part of your Policy Debt; and
(5)	We no longer will charge the Cost of Insurance charge.
We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.
Transfers and Allocations to Funding Options
The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) (“market timing services”) to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.
We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.
In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment
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Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.
However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its Principal Underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.
However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.
We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services. We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.
In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
We have the right to terminate, suspend or modify these provisions.
The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.
You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges. Due to these limitations, if you want to transfer all of the value from the General Account to one or more Division, it may take several years to do so.
Transfer and financial requests received in good order before the close of regular trading on the New York Stock Exchange (generally 4:00 pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the New York Stock Exchange may close before 4:00 pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
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You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the gender, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the
General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.
Assignment
While the Insured is living, you may assign your rights in the Policy. The assignment must be in writing, signed by you and received at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.
Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
Transfer of Ownership
As long as the Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of Ownership prior to its effective date. The transfer of Ownership, or revocation of transfer, will not take effect until recorded by us. Once we have recorded the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.
On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee recorded with us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.
Beneficiary
The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company. You may change the Beneficiary at any time while the Insured is living, except when we have received an agreement not to change the Beneficiary or you have assigned that right. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until recorded by us. Once we have recorded the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date recorded. Any payment made or any action taken or allowed by us before we record the change of Beneficiary will be without prejudice to us.
If any Beneficiary dies before the Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named
10

Beneficiary survives the Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Defer Payment
Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.
We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.
Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.
Change of Plan
Your Policy may be exchanged for another Policy issued by the Company only if the Company consents to the exchange and all requirements for the exchange, as determined by the Company, are met. Your request for exchange must be in writing.
The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.
Settlement Options
There are several ways of receiving the Policy’s Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement options do not vary with the investment experience of the Separate Account.
Incontestability
We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.
Suicide
In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.
Misstatement of Age or Gender
If the age or gender of the Insured has been misstated, benefits will be those which would have been purchased at the correct age and gender.
11

Reports to Policyowners
We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:
1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;
2. A statement of all premiums paid and all charges incurred;
3. The balance of outstanding Policy Loans for the previous policy year;
4. Any reports required by the 1940 Act.
Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-487-1485.
We will promptly mail confirmation notices at the time of the following transactions:
1. Policy placement;
2. receipt of premium payments;
3. initial allocation among Divisions on the Allocation Date;
4. transfers among Divisions;
5. change of premium allocation;
6. change between Death Benefit Options;
7. increases or decreases in Specified Amount;
8. withdrawals, surrenders or loans;
9. receipt of loan repayments;
10. reinstatements; and
11. redemptions due to insufficient funds.
PERFORMANCE DATA
From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.
Money Market Division Yield
We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven day yield also does not include the effect of the
12

premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yield shown included those charges, the yield shown would be significantly lower.
The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division’s actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the LVIP Government Money Market Portfolio, the types and quality of portfolio securities held by the LVIP Government Money Market Portfolio, and its operating expenses.
Division Total Return Calculations
The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division’s total return represents the average annual total return of that Division over a particular period. The performance is based on each Division’s unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.
The total rate of return (T) is computed so that it satisfies the formula:
P(1+T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
FINANCIAL STATEMENTS
The December 31, 2021 financial statements of the Separate Account and the December 31, 2021 consolidated financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
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PART C - OTHER INFORMATION
Item 30. EXHIBITS
(a)	Resolution of Board of Directors of the Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984 incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form S-6 (File No. 033-7734) filed on April 18, 1996.
(b)	Not applicable
(c)	(1)	Underwriting Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 24 on Form S-6 (File No. 333-61554) filed on December 18, 2007.
(a)	Form of Broker/Dealer Selling agreement among The Lincoln National Life Insurance Company, Lincoln Life Annuity Company of New York and Lincoln Financial Distribution, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(d)	(1)	Policy incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-6 (File No. 333-93367) filed on April 19, 2000.
(2)	Specimen Riders incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 33-77496) filed on April 22, 1996.
(3)	Death Benefit Maintenance Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(4)	Accelerated Benefits Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(5)	Accidental Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(6)	Automatic Increase Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(7)	Accelerated Benefits Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(8)	Guaranteed Death Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(9)	Guaranteed Insurability Option Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(10)	Supplemental Coverage Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(11)	Spouse Term Insurance Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(12)	Disability Waiver of Monthly Deduction Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(13)	Disability Waiver of Specified Premium Benefit Rider incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(14)	Children’s Term Insurance Rider incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 (File No. 033-07734) filed on April 29, 2003.
(e)	Specimen Application incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 25, 1996.
(2)	By-laws of The Lincoln National Life Insurance Company incorporated by reference to Post-Effective Amendment No. 3 (File No. 333-118478) filed on April 5, 2007.
(g)	Reinsurance Contracts incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-93367) filed on April 24, 2003.

(h)	Fund Participation Agreement between The Lincoln National Life Insurance Company and:
(1)	American Century Variable Portfolios, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(2)	American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(a)	Amendment No. 15 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(3)	Deutsche DWS Investments VIT Funds incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(4)	Fidelity Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(5)	Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(6)	Goldman Sachs Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(7)	Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(8)	MFS Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(9)	PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(10)	ProFund® VP incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-144274) filed on April 24, 2019.
(11)	T. Rowe Price Equity Series, Inc. incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-125790) filed on April 1, 2015.
(12)	Vanguard® Variable Insurance Fund incorporated by reference to Post-Effective Amendment No. 28 on Form N-6 (File No. 333-93367) filed on April 24, 2003.
(i)	Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(j)	Not applicable
(k)	Opinion and Consent of Jassmin McIver-Jones, Esq. (Filed Herein)
(l)	Not applicable
(m)	Not applicable
(n)	(1) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (Filed Herein)
(2) Power of Attorney – Principal Officers and Directors of The Lincoln National Life Insurance Company (Filed Herein)
(o)	Not applicable
(p)	Not applicable
(q)	Compliance Procedures incorporated by reference to Post-Effective Amendment No. 40 on Form N-6 (File No. 333-125790) filed on April 7, 2022.

Item 31. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Craig T. Beazer*	Executive Vice President, General Counsel and Director
Jayson R. Bronchetti*	Senior Vice President, Chief Investment Officer and Director
Adam M. Cohen*	Senior Vice President and Chief Accounting Officer
Ellen G. Cooper*	Executive Vice President and Director
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Dennis R. Glass*	President, Director and Chairman
Stephen B. Harris*	Senior Vice President and Chief Ethics and Compliance Officer
Shantanu Mishra**	Senior Vice President and Treasurer
Keith J. Ryan**	Vice President and Director
Nancy A. Smith*	Senior Vice President and Secretary
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**	Principal business address is 1301 South Harrison Street, Fort Wayne, IN 46802
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart (incorporated by reference to Post-Effective Amendment No. 49 on Form N-4 (File No. 333-135219) filed on October 6, 2021.)
Item 33. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L;

Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Claire H. Hanna*	Secretary
John C. Kennedy*	President, Chief Executive Officer and Director
Shantanu Mishra*	Senior Vice President and Treasurer
William A. Nash**	Senior Vice President and Director
Thomas P. O’Neill*	Senior Vice President, Chief Operating Officer and Head of Financial Institutions Group
Timothy J. Seifert Sr*	Senior Vice President and Director
Vacant	Chief Compliance Officer
*	Principal Business address is 150 N. Radnor-Chester Road, Radnor, PA 19087
**	Principal Business address is 3108 Rhett Butler Place, Charlotte, NC 28270
(c)	N/A
Item 35. Location of Accounts and Records
This information is provided in the Registrant’s most recent report on Form N-CEN.
Item 36. Management Services
Not Applicable.
Item 37. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, each Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of these registration statements and has caused these Post-Effective Amendments to the registration statements to be signed on its behalf, in the City of Hartford and State of Connecticut on the 5th day of April, 2022 at 3:23 pm.

Lincoln Life Flexible Premium Variable Life Account M
Lincoln Life Flexible Premium Variable Life Account R
(Registrants)

By	/s/Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/ Joshua Durand
Joshua Durand
Vice President
The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account M (File No.: 811-08557)

333-229292 (Amendment No. 8)	333-146507 (Amendment No. 31)	333-118477 (Amendment No. 22)
333-200100 (Amendment No. 11)	333-259409 (Amendment No. 1)	333-237112 (Amendment No. 5)
333-259297 (Amendment No. 1)	333-118478 (Amendment No. 22)	333-248990 (Amendment No. 5)
333-139960 (Amendment No. 23)	333-249922 (Amendment No. 2)	333-181796 (Amendment No. 12)
333-191329 (Amendment No. 18)	333-111137 (Amendment No. 23)	333-229198 (Amendment No. 10)

Lincoln Life Flexible Premium Variable Life Account R (File No.: 811-08579)

333-249920 (Amendment No. 2)	333-188891 (Amendment No. 11)	333-115882 (Amendment No. 23)
333-232013 (Amendment No. 4)	333-207968 (Amendment No. 8)

Lincoln Life Flexible Premium Variable Life Account JF-A (File No.: 811-04160)

333-144272 (Amendment No. 18)	333-144274 (Amendment No. 17)

Lincoln Life Flexible Premium Variable Life Account G (File No.: 811-05585)

033-22740 (Amendment No. 37)

(b) As required by the Securities Act of 1933 and the Investment Company Act of 1940, these Amendments to the registration statements have been signed by the following persons in their capacities indicated on April 6, 2022 at 9:03 am.

	Signature	Title

	/s/Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

	/s/Ellen G. Cooper	Executive Vice President and Director
Ellen G. Cooper

	/s/Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/Craig T. Beazer	Executive Vice President, General Counsel and Director
Craig T. Beazer

	/s/Keith J. Ryan	Vice President and Director
Keith J. Ryan

	/s/Jayson R. Bronchetti	Senior Vice President, Chief Investment Officer and Director
Jayson R. Bronchetti

	/s/Adam M. Cohen	Senior Vice President and Chief Accounting Officer
Adam M. Cohen

* By	/s/Jassmin McIver-Jones
Jassmin McIver-Jones
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement